Exhibit 10.2

CONSENT AND FOURTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Consent and Fourth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 25th day of February, 2016 by and among (a) SILICON VALLEY BANK (“Bank”) and (b) (i) SYNACOR, INC., a Delaware corporation (“Synacor”), (ii) NTV INTERNET HOLDINGS, LLC, a Delaware limited liability company (“NTV”), and (iii) SYNC HOLDINGS, LLC, a Delaware limited liability company (“Sync”, and together with Synacor and NTV, individually and collectively, jointly and severally, the “Borrower”).

RECITALS

A. Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 27, 2013 (the “Loan and Security Agreement”), as amended by that certain First Amendment to Loan and Security Agreement dated as of October 28, 2014 by and among Borrower and Bank, as amended by that certain Joinder to Loan and Security Agreement dated as of April 13, 2015 by and among Borrower and Bank, as amended by that certain Joinder to Loan and Security Agreement dated as of September 25, 2015 by and among Borrower and Bank, as amended by that certain Second Amendment to Loan and Security Agreement dated as of September 25, 2015 by and among Borrower and Bank, and as further amended by that certain Third Amendment to Loan and Security Agreement dated as of October 28, 2015 by and among Borrower and Bank (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) increase the interest rate, (ii) revise a financial covenant, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. Borrower has notified Bank that it intends to purchase the Purchased Assets (as defined in the Asset Purchase Agreement (as defined below)) from Technorati, Inc. a Delaware corporation (“Seller”) (the “Acquisition”) pursuant to the terms and conditions of that certain Asset Purchase Agreement dated as of February 19, 2016, by and among Borrower and Seller (the “Purchase Agreement”) attached as Exhibit A hereto. Borrower has requested that Bank consent to the Acquisition.

E. Bank has agreed to (i) consent to the Acquisition and (ii) amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

Now, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.7(a) (Financial Covenants). Section 6.7(a) is deleted in its entirety and replaced with the following:

(a) Adjusted Quick Ratio. (i) Through and including the calendar quarter ending June 30, 2014, a ratio of (A) Quick Assets to (B) outstanding Obligations, of at least 2.50 to 1.0 (to be tested as of the last day of each quarter), (ii) commencing with the month ending September 30, 2014 and continuing with each month thereafter, through and including the month ending August 31, 2015, a ratio of (A) Quick Assets to (B) Current Liabilities minus the current portion of Deferred Revenue, of at least 1.50 to 1.0, (iii) commencing with the month ending September 30, 2015 and continuing with each month thereafter, through and including the month ending January 31, 2016 a ratio of (A) Quick Assets to (B) Current Liabilities minus the current portion of Deferred Revenue, of at least 1.25 to 1.0; and (iv) commencing with the month ending February 29, 2016 and continuing with each month thereafter, a ratio of (A) Quick Assets to (B) Current Liabilities minus the current portion of Deferred Revenue, of at least 1.1 to 1.0.

2.2 Section 13.1 (Definitions). Section 13.1 is amended by deleting the following terms and their respective definitions in their entirety and replacing them with the following:

“LIBOR Rate Margin” is three and one half of one percent (3.5%).

“Prime Rate Margin” is one percent (1.0%).

“Total Liabilities” is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet, including all Indebtedness.

2.3 Exhibit D (Borrowing Base Certificate). The Borrowing Base Certificate is amended in its entirety and replaced with the Borrowing Base Certificate in the form of Schedule 1 attached hereto.

2.4 Exhibit E (Compliance Certificate). The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Schedule 2 attached hereto.

3. Consent. Subject to the terms of Section 10 below, Bank hereby consents to the Acquisition and agrees that the Acquisition shall not, in and of itself, constitute an Event of Default under Section 7.1 (relative to dispositions) or Section 7.3 (relative to mergers or acquisitions) of the Loan Agreement; provided, however, such consent is expressly conditioned upon: (i) no Event of Default existed under the Loan Documents prior to the consummation of the Acquisition, and no Event of Default under the Loan Documents existed immediately after the consummation of the Acquisition (after giving effect to this Amendment), (ii) the total consideration for the Acquisition does not exceed Three Million Dollars ($3,000,000), (iii) prior to the consummation of the Acquisition, Borrower delivers to the Bank evidence that the Purchased Assets are free and clear of all Liens (other than purchase money Liens solely on specific equipment owned by or leased by the Seller), (iv) Borrower not assuming or incurring any Indebtedness in connection with the Acquisition, and (v) the Acquisition occurring on or before March 25, 2016. The foregoing consent applies only to the Acquisition, and is not a consent to or waiver of any subsequent application of the same provisions of the Loan Agreement, nor is it a waiver of any breach of any other provision of the Loan Agreement.

4. Limitation of Amendments.

4.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

5. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3 The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

5.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6. Ratification of Intellectual Property Security Agreement. Synacor hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of September 27, 2013 between Synacor and Bank, as amended by that certain First Amendment to Intellectual Property Security Agreement dated as of September 25, 2015 by and between Synacor and Bank (the “Synacor IPSA”) and acknowledges, confirms and agrees that the Synacor IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Synacor IPSA, as of the date of this Amendment, and (b) shall remain in full force and effect. Synacor shall execute and deliver to Bank a First Supplement to Intellectual Property Security Agreement, in form and substance reasonably acceptable to Bank, within thirty (30) days after the consummation of the Acquisition. NTV hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of April 13, 2015 between NTV and Bank (the “NTV IPSA”) and acknowledges, confirms and agrees that the NTV IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the NTV IPSA, and (b) shall remain in full force and effect. Sync hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of September 25, 2015 between Sync and Bank (the “Sync IPSA”) and acknowledges, confirms and agrees that the Sync IPSA (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Sync IPSA, and (b) shall remain in full force and effect.

7. Ratification of Perfection Certificate. Synacor hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of September 25, 2015 between Synacor and Bank, and acknowledges, confirms and agrees the disclosures and information Synacor provided to Bank in said Perfection Certificate have not changed, as of the date hereof. NTV hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of April

13, 2015 between NTV and Bank, and acknowledges, confirms and agrees the disclosures and information NTV provided to Bank in said Perfection Certificate have not changed, as of the date hereof. Sync hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of September 25, 2015 between Sync and Bank, and acknowledges, confirms and agrees the disclosures and information Sync provided to Bank in said Perfection Certificate have not changed, as of the date hereof.

8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

10. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of Bank’s legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK SILICON VALLEY BANK

By:	/s/ Russell Follansbee
Name:	Russell Follansbee
Title:	Vice President

BORROWER

SYNACOR, INC.

By:	/s/ William J. Stuart
Name:	William J. Stuart
Title:	CFO

NTV INTERNET HOLDINGS, INC.

By:	/s/ William J. Stuart
Name:	William J. Stuart
Title:	Manager

SYNC HOLDINGS, LLC

By:	/s/ William J. Stuart
Name:	William J. Stuart
Title:	Manager

Schedule 1

EXHIBIT D – BORROWING BASE CERTIFICATE

Borrower: SYNACOR, INC., NTV INTERNET HOLDINGS, LLC and SYNC HOLDINGS, LLC

Lender: Silicon Valley Bank

Commitment Amount: up to $12,000,000.00

ACCOUNTS RECEIVABLE
Accounts Receivable (invoiced) Book Value as of	$

Additions (Please explain on next page)	$

Less: Intercompany / Employee / Non-Trade Accounts	$

NET TRADE ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
90 Days Past Invoice Date	$

Credit Balances over 90 Days	$

Balance of 50% over 90 Day Accounts (Cross-Age or Current Affected)	$

Foreign Account Debtor Accounts (except for Accounts owing from an Account Debtor organized in a European Union member state or Australia)	$

Foreign Invoiced and/or Collected Accounts	$

Contra / Customer Deposit Accounts	$

U.S. Government Accounts	$

Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$

Accounts with Memo or Pre-Billings	$

Contract Accounts; Accounts with Progress / Milestone Billings	$

Accounts for Retainage Billings	$

Trust / Bonded Accounts	$

Bill and Hold Accounts	$

Unbilled Accounts	$

Non-Trade Accounts (If not already deducted above)	$

Accounts with Extended Term Invoices (Net 90+)	$

Chargebacks Accounts / Debit Memos	$

Product Returns / Exchanges	$

Disputed Accounts; Insolvent Account Debtor Accounts	$

Deferred Revenue, if applicable / Other (Please explain on next page)	$

Concentration Limits	$

TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$

Eligible Accounts (#4 minus #26)	$

ELIGIBLE AMOUNT OF ACCOUNTS (80% of #27)	$

BALANCES
Maximum Loan Amount		$12,000,000
Total Funds Available Lesser of #29 or (#28)	$

Present balance owing on Line of Credit	$

RESERVE POSITION (#29 minus #30 and #31)	$

[Continued on following page.]

Schedule 1

Explanatory comments from previous page:

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

By:
Authorized Signer
Date:

BANK USE ONLY

Received by:
AUTHORIZED SIGNER

Date:

Verified:
AUTHORIZED SIGNER

Date:
Compliance Status: Yes No

Schedule 2

EXHIBIT E

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:

FROM: SYNACOR, INC., NTV INTERNET HOLDINGS, LLC and SYNC HOLDINGS, LLC

The undersigned authorized officer of SYNACOR, INC., NTV INTERNET HOLDINGS, LLC and SYNC HOLDINGS, LLC (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (as amended, the “Agreement”):

(1) Borrower is in complete compliance for the period ending                     with all required covenants except as noted below; (2) there are no Events of Default; (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date; (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement; and (5) no Liens have been levied or claims made against Borrower relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.

Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies
Monthly financial statements and Compliance Certificate	Monthly within 45 days	Yes No
Annual financial statement (CPA Audited), if not otherwise publicly available	FYE within 120 days	Yes No
Borrowing Base Certificate and A/R & A/P Agings	Monthly within 45 days	Yes No

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Financial Covenants	Required	Actual		Complies
Maintain at all times:
Adjusted Quick Ratio (tested on a monthly basis)	1.10:1.0		:1.0	Yes No
Trailing 12 Month EBITDA (tested on a quarterly basis):	$1,500,000	$		Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

Schedule 2

Other Matters

Have there been any amendments of or other changes to the capitalization table of

Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes,

provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

SYNACOR, INC.

By:
Name:
Title:

NTV INTERNET HOLDINGS, LLC

By:
Name:
Title:

SYNC HOLDINGS, LLC

By:
Name:
Title:

BANK USE ONLY

Received by:

AUTHORIZED SIGNER

Date:

Verified:

AUTHORIZED SIGNER

Date:

Compliance Status:	Yes No

Schedule 2

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

I.	Adjusted Quick Ratio (Section 6.7(a)) (tested monthly)

Required:	1.10:1.00

Actual:	: 1.0

A.	Value of the consolidated unrestricted and unencumbered cash and Cash Equivalents of Borrower maintained with Bank or subject to a Control Agreement	$

B.	Value of the net billed accounts receivable of Borrower, determined according to GAAP	$

C.	Line A plus line B	$

D.	Aggregate value of all obligations and liabilities of Borrower to Bank	$

E.	Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrower’s consolidated balance sheet that mature within one (1) year (and not otherwise reflected in line D above), including all Indebtedness	$

F.	Current Liabilities (Line D plus Line E)	$

G.	Current portion of all amounts received or invoiced by Borrower in advance of performance under contracts and not yet recognized as revenue	$

H.	Line F minus Line G	$

I.	Adjusted Quick Ratio (Line C divided by Line H)	:1.0

Is Line I equal to or greater than 1.10:1:00?

        ☐ No, not in compliance                                                                                                                   ☐ Yes, in compliance

[continued on next page]

Schedule 2

II. EBITDA (Section 6.7(b)) (tested quarterly)

Required:	$1,500,000 on a trailing twelve month basis

Actual:

A.	Net Income	$

B.	Interest Expense	$

C.	To the extent deducted in the calculation of Net Income, depreciation and amortization expense	$

D.	Income tax expense	$

E.	Stock compensation	$

F.	Non-cash items and one-time expenses approved by Bank, in its sole discretion	$

G.	EBITDA (Sum of lines A through F)	$

Is line G equal to or greater than $1,500,000?

            ☐ No, not in compliance                                                  ☐ Yes, in compliance                                      ☐ N/A [not quarter-end]